UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  January 29, 2003


                        SOLDNET, INC.
                    ---------------------
   (Exact name of registrant as specified in its charter)






     Nevada                000-49676                    03-0390855
  ------------          ---------------          -------------------------
(State or other      (Commission File No.)    (I.R.S. Employer Identification
jurisdiction of                                             No.)
incorporation or
organization)




        2035 28th Street SE, Grand Rapids, Michigan 49508
        --------------------------------------------------
            (Address of principal executive offices)




    Registrant's telephone number, including area code: (800) 726-4638


                              N/A
                       -----------------
     (Former name or former address, if changed since last report)




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Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

Name Change

On January 7, 2003, pursuant to an affirmative vote of the majority of the issued and outstanding shares of capital stock, the Company amended its Articles of Incorporation whereby it changed its corporate name to Artfest International, Inc. On January 7, 2002, this amended Articles of Incorporation were filed with the Secretary of State, State of Delaware. This decision to change the name of the Company was related to the transaction involving the Agreement and Plan of Reorganization with Artfest, Inc. dated November 19, 2002 ("Agreement and Plan of Reorganization"). This event and the terms of the Agreement and Plan of Reorganization were previously disclosed on a Form 8-K filed with the United States Securities and Exchange Commission on November 21, 2002 by the Company.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:   January 29, 2003           SOLDNET, INC.



                              /s/Joseph Walsh
                              ------------------------------
                              JOSEPH WALSH, PRESIDENT










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